                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 16

USGF SAR 8/97

                             LETTER TO SHAREHOLDERS


July 24, 1997

Dear Shareholder,

    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,                    [PHOTO]
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to
merge. The merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,           DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are
very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S.

                                                           Continued on page two
dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Reflecting the strong economy, corporate bonds outperformed Treasuries by about three-quarters of a percentage point over the past six months. Overall, the Merrill Lynch Domestic Master Bond Index gained about 3.1 percent during the same period. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.
    The rate of bond issuance continued to be moderate as many corporations used the equity market to raise capital. The relative shortage of new debt issues contributed to a general narrowing of yield spreads between the various sectors of the fixed-income market.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

                                            A Shares   B Shares   C Shares
 TOTAL RETURNS

Six-month total return based on NAV(1).....    3.12%      2.71%      2.71%
Six-month total return(2)..................   (1.77%)    (1.27%)     1.72%
One-year total return(2)...................    3.16%      3.44%      6.44%
Five-year average annual total return(2)...    4.99%        N/A        N/A
Ten-year average annual total return(2)....    7.66%        N/A        N/A
Life-of-Fund average annual total
  return(2)................................    9.42%      4.77%      4.16%
Commencement date.......................... 05/31/84   08/24/92   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).......................    6.69%      6.22%      6.22%
SEC Yield(4)...............................    6.18%      5.64%      5.64%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest on specific securities in the Fund's portfolio, not to the shares of the Fund. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

 COUPON DISTRIBUTION AS OF JUNE 30, 1997


                                   PERCENTAGE OF
                                LONG-TERM IVESTMENTS
5.9 or less                             2.0%
6-6.9                                   9.0%
7-7.9                                  28.4%
8-8.9                                  18.2%
9-9.9                                  28.4%
10 or more                             14.0%




 PORTFOLIO COMPOSITION AS A PERCENTAGE OF LONG-TERM INVESTMENTS


As of June 30, 1997                                             As of December 31,1996
GNMA..............      53.9%                                    GNMA.............     56.2%
FNMA..............      27.0%                                    FNMA.............     22.6%
Treasury/Agnecy...       8.2%          [PIE CHART]               Treasury/Agency..     11.7%       [PIE CHART]
REMIC/CMO.........       6.1%                                    FHLMC............      4.8%
FHLMC.............       4.8%                                    REMIC/CMO........      4.7%


          AS OF JUNE 30, 1997          AS OF DECEMBER 31, 1996
Duration       4.68 years                     4.85 years

                          PORTFOLIO MANAGEMENT REVIEW
                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen American Capital U.S. Government Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Jack E. Doyle, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1997.

Q HOW WOULD YOU DESCRIBE THE FIXED-INCOME MARKET THROUGH THE FIRST SIX MONTHS OF 1997?

A We've seen two very different quarters so far in the bond market--one weak and one strong. As usual, the primary driver of the market was the economy, which showed considerable strength in the early going before tapering off significantly in the second quarter.
    The downturn in bond prices at the beginning of the period was actually a continuation of the sell-off that started in late 1996, when the economy first began to warm up. Economic growth maintained its upward momentum through the first quarter of 1997, triggering inflation fears and compelling the Federal Reserve Board to raise the federal funds rate from 5.25 percent to 5.50 percent in late March.
    Shortly after the Fed's action, the economy started to lose its steam and inflation became less of a factor. We saw retail sales decline for three consecutive months for the first time in years. The Producer's Price Index reached a 45-year low near the end of the period. And second quarter gross domestic product growth was much weaker than expected. This mild economic environment eased the pressure on interest rates and propelled the bond market into an extended rally that ran through much of the second quarter.

Q     GIVEN THESE DEVELOPMENTS, HOW DID YOU MANAGE THE FUND?

A Through the first half of the period, we took steps to shorten the Fund's duration, which should make the portfolio less sensitive to interest rate increases. As the sell-off dragged through the first quarter, our defensive positioning of the Fund helped to soften the impact of the market's decline. When bond prices eventually rebounded in early April, we took the opportunity to lengthen our duration and take a slightly more aggressive posture.
    We also diversified the Fund's assets across a wide variety of mortgage-backed securities and U.S. Treasuries. As in years past, we maintained a portfolio mix of about 90 percent mortgage-backed issues and 10 percent Treasuries. For additional Fund portfolio highlights, please refer to page five.

Q     HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

A The Fund generated a total return of 3.12 percent(1) (Class A shares at net asset value) for the six-month period ended June 30, 1997. By comparison, the Merrill Lynch 1- to 10-year Treasury Index generated a total return of 2.74 percent, and the Lehman Brothers Mortgage Index returned
3.92 percent. Keep in mind that these are broad-based, unmanaged indices which reflect general performance of Treasury bonds and mortgage-backed securities, respectively. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page four for additional Fund performance results.
    Dividends also remained competitive during the period, providing shareholders with a healthy stream of current income. As of June 30, 1997, the Class A share distribution rate was 6.69 percent(3), based on a monthly dividend of $.0842 per share and a maximum public offering price of $15.11 per share on June 30, 1997.

Q     LOOKING AHEAD, WHAT DO YOU SEE FOR THE FUTURE OF THE FUND?

A We're fairly optimistic about the second half of 1997 for the following reasons. First, inflation continues to be held well in check. And second, the days of deficit spending appear to be gone, and the U.S. deficit has been dramatically reduced. This tandem of low inflation and a declining deficit should bring about lower interest rates and a bullish environment for the fixed-income market.
    Historically, the Fund has functioned as a mortgage-backed securities portfolio, with as much as 90 percent or more of the our assets invested in mortgage issues. If interest rates continue to fall, however, we will see an increased likelihood of refinancing in the mortgage market. Our response in this event would be to prudently scale back our mortgage portfolio and increase Treasury holdings to as much as 20 percent of the Fund's assets.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Jack E. Doyle

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount                                                                               Market
 (000)                  Description               Coupon         Maturity             Value
------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  90.1%
$  4,214   FHLMC (Seasoned).....................   8.500%              01/01/16   $    4,370,043
  38,203   FHLMC................................   8.500               02/01/17       39,456,872
   8,678   FHLMC................................  10.000               12/01/08        9,383,293
     820   FHLMC (Seasoned).....................  10.250               11/01/09          877,383
  24,685   FHLMC................................  11.000               07/01/15       27,539,058
     137   FHLMC (Seasoned).....................  11.250               09/01/15          153,751
  30,278   FHLMC Gold...........................   6.500               12/01/25       29,091,567
  17,020   FHLMC Gold...........................  10.000               06/01/19       18,504,206
  27,148   FHLMC REMIC #79C PAC (a).............   8.600               10/15/05       27,863,666
  10,130   FHLMC REMIC #89D (a).................   9.000               02/15/21       10,706,897
  10,069   FHLMC REMIC #97G PAC (a).............   9.250               11/15/05       10,216,104
  15,061   FHLMC REMIC #106G PAC (a)............   8.250               12/15/20       15,700,339
  15,133   FHLMC REMIC #170F PAC (a)............   8.000               01/15/21       15,423,974
 195,504   FNMA.................................   6.500   12/01/23 to 01/01/27      187,668,560
  26,241   FNMA (Seasoned)......................   6.500   04/01/24 to 05/01/24       25,256,594
 379,542   FNMA (a).............................   7.000   12/01/22 to 10/01/25      372,944,422
  36,074   FNMA.................................   7.500               12/01/22       36,219,977
  51,443   FNMA.................................   8.000               12/01/99       52,600,619
   9,080   FNMA.................................   8.500               12/01/99        9,428,859
   5,497   FNMA (Seasoned)......................   8.500               07/01/19        5,772,338
   8,603   FNMA (Seasoned)......................   9.000               05/01/09        9,153,640
   5,419   FNMA.................................   9.000               12/01/20        5,715,839
   2,382   FNMA (Seasoned)......................   9.500               05/01/20        2,570,680
   7,656   FNMA.................................  10.500               08/01/16        8,462,449
   7,746   FNMA.................................  11.000               05/01/17        8,716,194
   1,523   FNMA.................................  11.500               11/01/09        1,727,572
      47   FNMA (Seasoned)......................  12.500               03/01/15           54,498
   1,912   FNMA (Seasoned)......................  13.000               06/01/15        2,208,169
   1,765   FNMA REMIC #89-85D PAC (a)...........   7.600               05/25/18        1,770,254
  11,900   FNMA REMIC #89-94G PAC (a)...........   7.500               12/25/19       11,932,130
  18,085   FNMA REMIC #90-12G PAC (a)...........   4.500               02/25/20       15,729,429
  15,000   FNMA REMIC #93-4HB PAC (a)...........  11.000               01/25/19       16,717,800
  77,184   FNMA REMIC #96-50NH (Principal
           Only)................................       *               04/25/24       38,615,930
 340,158   GNMA.................................   7.500   12/15/22 to 11/15/25      342,586,178
 259,847   GNMA.................................   8.000   11/15/21 to 07/15/22      267,307,625
  51,899   GNMA.................................   8.500   02/15/17 to 06/15/23       53,943,440
 181,093   GNMA (Seasoned) (a)..................   9.000               05/15/16      194,448,760
 447,552   GNMA (a).............................   9.000   06/15/16 to 08/15/18      478,297,264
  51,638   GNMA.................................   9.500               08/15/13       55,671,644

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount                                                                               Market
 (000)                  Description               Coupon         Maturity             Value
------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES
           (CONTINUED)
$ 11,963   GNMA.................................  10.000%              08/15/16   $   13,125,720
  17,366   GNMA.................................  10.500               02/15/17       19,264,978
   2,013   GNMA.................................  11.000               11/15/15        2,257,150
   3,065   GNMA.................................  11.500               06/15/15        3,493,547
   2,146   GNMA.................................  12.000               12/15/15        2,468,733
   2,069   GNMA.................................  12.500               12/15/14        2,401,229
   1,250   GNMA.................................  13.000               05/15/15        1,464,312
     767   GNMA GPM.............................  12.250               05/15/15          886,514
     193   GNMA II..............................   8.500               05/20/02          201,175
   6,532   GNMA II..............................  10.500               02/20/19        7,123,401
   3,959   GNMA II..............................  11.000               10/20/13        4,385,944
   1,689   GNMA II..............................  11.500               09/20/13        1,892,786
   1,725   GNMA II..............................  12.000               12/20/13        1,961,526
     947   GNMA II..............................  12.500               09/20/13        1,086,553
                                                                                  --------------
                                                                                   2,476,821,585
                                                                                  --------------
           U.S. TREASURY SECURITIES  8.0%
  43,500   U.S. T-Bonds.........................  10.375               11/15/12       55,243,695
  40,000   U.S. T-Bonds.........................  12.000               08/15/13       56,331,200
  15,000   U.S. T-Bonds.........................  13.125               05/15/01       18,477,900
   5,000   U.S. T-Bonds.........................  13.750               08/15/04        7,038,050
  55,000   U.S. T-Bonds.........................  14.000               11/15/11       82,893,250
                                                                                  --------------
                                                                                     219,984,095
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $2,662,498,701)........................................................    2,696,805,680
REPURCHASE AGREEMENT  1.1%
  UBS Securities (U.S. T-Note, $30,327,000 par, 9.125% coupon, due 05/15/09,
  dated 06/30/97, to be sold on 07/01/97 at $30,331,970).......................       30,327,000
                                                                                  --------------
TOTAL INVESTMENTS  99.2%
  (Cost $2,692,825,701)........................................................    2,727,132,680
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%....................................       22,066,341
                                                                                  --------------
NET ASSETS  100.0%.............................................................   $2,749,199,021
                                                                                  --------------

*Zero coupon bond

(a) All or a portion of these assets segregated as collateral for forward purchase commitments and dollar roll transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:

Total Investments (Cost $2,692,825,701).....................  $2,727,132,680
Receivables:
  Interest..................................................      22,267,148
  Investments Sold..........................................       2,886,980
  Variation Margin on Futures...............................         393,750
  Fund Shares Sold..........................................         376,461
Forward Commitments.........................................      11,607,025
Options at Market Value (Net premiums paid of $641,000).....         718,760
Other.......................................................         245,076
                                                              --------------
      Total Assets..........................................   2,765,627,880
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       8,080,877
  Fund Shares Repurchased...................................       4,154,037
  Distributor and Affiliates................................       1,669,599
  Investment Advisory Fee...................................       1,166,671
  Investments Purchased.....................................         641,000
  Custodian Bank............................................           4,551
Accrued Expenses............................................         596,004
Deferred Compensation and Retirement Plans..................         116,120
                                                              --------------
    Total Liabilities.......................................      16,428,859
                                                              --------------
NET ASSETS..................................................  $2,749,199,021
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $3,031,014,896
Net Unrealized Appreciation.................................      35,740,202
Accumulated Undistributed Net Investment Income.............       7,256,888
Accumulated Net Realized Loss...............................    (324,812,965)
                                                              --------------
NET ASSETS..................................................  $2,749,199,021
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,360,581,906 and 164,015,708 shares of
    beneficial interest issued and outstanding).............  $        14.39
    Maximum sales charge (4.75%* of offering price).........             .72
                                                              --------------
    Maximum offering price to public........................  $        15.11
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $376,137,111 and 26,157,693 shares of
    beneficial interest issued and outstanding).............  $        14.38
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,480,004 and 867,881 shares of
    beneficial interest issued and outstanding).............  $        14.38
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $113,553,619
Fee Income..................................................     7,663,477
                                                              ------------
    Total Income............................................   121,217,096
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,260,449
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,193,091, $1,948,575 and $69,975,
  respectively).............................................     4,211,641
Shareholder Services........................................     1,985,011
Custody.....................................................       339,576
Legal.......................................................       109,330
Trustees Fees and Expenses..................................        20,293
Other.......................................................       379,397
                                                              ------------
    Total Operating Expenses................................    14,305,697
    Interest Expense........................................     1,355,378
                                                              ------------
    Total Expenses..........................................    15,661,075
                                                              ------------
NET INVESTMENT INCOME.......................................  $105,556,021
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (9,408,528)
  Forward Commitments.......................................    (6,721,875)
  Options...................................................    (8,767,335)
  Futures...................................................    (1,707,083)
                                                              ------------
Net Realized Loss...........................................   (26,604,821)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    28,985,828
                                                              ------------
  End of the Period:
    Investments.............................................    34,306,979
    Forward Commitments.....................................     2,974,213
    Options.................................................        77,760
    Futures.................................................    (1,618,750)
                                                              ------------
                                                                35,740,202
                                                              ------------
Net Unrealized Appreciation During the Period...............     6,754,374
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(19,850,447)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 85,705,574
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1997 and
                  the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended      Year Ended
                                                        June 30, 1997     December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $  105,556,021      $  230,846,413
Net Realized Loss.....................................      (26,604,821)         (5,772,435)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        6,754,374        (108,497,712)
                                                         --------------      --------------
Change in Net Assets from Operations..................       85,705,574         116,576,266
                                                         --------------      --------------
Distributions from Net Investment Income:
  Class A Shares......................................      (87,386,891)       (200,823,586)
  Class B Shares......................................      (12,465,361)        (28,928,534)
  Class C Shares......................................         (447,797)           (959,879)
                                                         --------------      --------------
    Total Distributions...............................     (100,300,049)       (230,711,999)
                                                         --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      (14,594,475)       (114,135,733)
                                                         --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       33,283,319          93,779,511
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       49,365,021         113,310,139
Cost of Shares Repurchased............................     (308,035,954)       (546,579,960)
                                                         --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     (225,387,614)       (339,490,310)
                                                         --------------      --------------
TOTAL DECREASE IN NET ASSETS..........................     (239,982,089)       (453,626,043)
NET ASSETS:
Beginning of the Period...............................    2,989,181,110       3,442,807,153
                                                         --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $7,256,888 and $6,188,375,
  respectively).......................................   $2,749,199,021      $2,989,181,110
                                                         ==============      ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                      Six Months
                                        Ended               Year Ended December 31,
                                       June 30,    -----------------------------------------
           Class A Shares                1997        1996       1995       1994       1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................   $ 14.459    $ 14.950   $ 13.698   $ 15.662   $ 15.720
                                       --------    --------   --------   --------   --------
  Net Investment Income.............       .542       1.069      1.111      1.177      1.286
  Net Realized and Unrealized
    Gain/Loss.......................      (.097)      (.495)     1.233     (1.965)     (.060)
                                       --------    --------   --------   --------   --------
Total from Investment Operations....       .445        .574      2.344      (.788)     1.226
Less Distributions from and in
  Excess of Net Investment Income...       .512       1.065      1.092      1.176      1.284
                                       --------    --------   --------   --------   --------
Net Asset Value, End of the
  Period............................   $ 14.392    $ 14.459   $ 14.950   $ 13.698   $ 15.662
                                       ========    ========   ========   ========   ========
Total Return (a)....................      3.12%*      4.10%     17.61%     (5.10%)     7.95%
Net Assets at End of the Period (In
  millions).........................   $2,360.6    $2,560.1   $2,962.9   $2,924.4   $3,653.6
Ratio of Operating Expenses to
  Average Net Assets (b)............       .89%        .90%       .93%       .92%       .87%
Ratio of Interest Expense to Average
  Net Assets........................       .10%        .02%       .27%       .08%        N/A
Ratio of Net Investment Income to
  Average Net Assets (b)............      7.58%       7.38%      7.68%      8.13%      8.08%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions).....................        54%*        59%        63%        44%        67%

*   Non-annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                        Six Months
                                          Ended             Year Ended December 31,
                                         June 30,    -------------------------------------
            Class B Shares                 1997       1996      1995      1994      1993
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................   $14.447     $14.948   $13.694   $15.643   $15.709
                                         -------     -------   -------   -------   -------
  Net Investment Income...............      .481        .947      .991     1.055     1.149
  Net Realized and Unrealized
    Gain/Loss.........................     (.094)      (.494)    1.241    (1.964)    (.063)
                                         -------     -------   -------   -------   -------
Total from Investment Operations......      .387        .453     2.232     (.909)    1.086
Less Distributions from and in Excess
  of Net Investment Income............      .454        .954      .978     1.040     1.152
                                         -------     -------   -------   -------   -------
Net Asset Value, End of the Period....   $14.380     $14.447   $14.948   $13.694   $15.643
                                         =======     =======   =======   =======   =======
Total Return (a)......................     2.71%*      3.24%    16.78%    (5.93%)    7.01%
Net Assets at End of the Period (In
  millions)...........................   $ 376.1     $ 414.8   $ 466.7   $ 436.3   $ 474.7
Ratio of Operating Expenses to Average
  Net Assets (b)......................     1.72%       1.73%     1.75%     1.74%     1.73%
Ratio of Interest Expense to Average
  Net Assets..........................      .10%        .02%      .27%      .09%       N/A
Ratio of Net Investment Income to
  Average Net Assets (b)..............     6.75%       6.55%     6.85%     7.29%     7.00%
Portfolio Turnover (Excluding Dollar
  Rolls and Forward Commitment
  Transactions).......................       54%*        59%       63%       44%       67%

 *  Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months                                  August 13, 1993
                                  Ended        Year Ended December 31,     (Commencement of
                                 June 30,    ---------------------------   Distribution) to
        Class C Shares             1997       1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................   $14.448     $14.948   $13.693   $15.626        $16.000
                                 -------     -------   -------   -------        -------
  Net Investment Income.......      .487        .943      .996     1.063           .433
  Net Realized and Unrealized
    Gain/Loss.................     (.101)      (.489)    1.237    (1.956)         (.364)
                                 -------     -------   -------   -------        -------
Total from Investment
  Operations..................      .386        .454     2.233     (.893)          .069
Less Distributions from and in
  Excess of Net Investment
  Income......................      .454        .954      .978     1.040           .443
                                 -------     -------   -------   -------        -------
Net Asset Value, End of the
  Period......................   $14.380     $14.448   $14.948   $13.693        $15.626
                                 =======     =======   =======   =======        =======
Total Return (a)..............     2.71%*      3.24%    16.78%    (5.86%)          .46%*
Net Assets at End of the
  Period (In millions)........   $  12.5     $  14.3   $  13.3   $  11.4        $   9.6
Ratio of Operating Expenses to
  Average Net Assets (b)......     1.72%       1.72%     1.75%     1.74%          1.71%
Ratio of Interest Expense to
  Average Net Assets..........      .10%        .02%      .27%      .10%            N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...     6.76%       6.55%     6.86%     7.29%          6.42%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)....       54%*        59%       63%       44%            67%

 *  Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital U.S. Government Fund (the "Fund") is organized as a series of Van Kampen American Capital U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $50.0 million with an average interest rate of 5.47%. At June 30,1997, there were no reverse repurchase agreements outstanding.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $302,395,602 which will expire between December 31, 1997 and December 31, 2004. Of this amount, $50,594,574 will expire on December 31, 1997.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $2,692,825,701; the aggregate gross unrealized appreciation is $57,601,998 and the aggregate gross unrealized depreciation is $21,861,796, resulting in net unrealized appreciation including open options and futures transactions, and forward commitments of $35,740,202.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. Permanent book and tax differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $4,187,459 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .550 of 1%
Next $500 million.......................................   .525 of 1%
Next $2 billion.........................................   .500 of 1%
Next $2 billion.........................................   .475 of 1%
Next $2 billion.........................................   .450 of 1%
Next $2 billion.........................................   .425 of 1%
Thereafter..............................................   .400 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $79,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $113,700 representing Van Kampen American Capital Distributors, Inc.'s or

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $1,380,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $2,591,261,194, $426,081,252 and
$13,672,450 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                   SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    1,587,461   $  22,789,401
  Class B...................................      630,971       9,042,301
  Class C...................................      101,192       1,451,617
                                              -----------   -------------
Total Sales.................................    2,319,624   $  33,283,319
                                              ===========   =============
Dividend Reinvestment:
  Class A...................................    3,014,010   $  43,219,619
  Class B...................................      412,036       5,903,680
  Class C...................................       16,874         241,722
                                              -----------   -------------
Total Dividend Reinvestment.................    3,442,920   $  49,365,021
                                              ===========   =============
Repurchases:
  Class A...................................  (17,647,583)  $(253,036,010)
  Class B...................................   (3,595,549)    (51,508,653)
  Class C...................................     (243,394)     (3,491,291)
                                              -----------   -------------
Total Repurchases...........................  (21,486,526)  $(308,035,954)
                                              ===========   =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $2,778,288,184, $462,643,924 and
$15,470,402 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    3,306,701   $  47,964,099
  Class B...................................    2,702,553      39,213,360
  Class C...................................      454,440       6,602,052
                                              -----------   -------------
Total Sales.................................    6,463,694   $  93,779,511
                                              ===========   =============
Dividend Reinvestment:
  Class A...................................    6,852,774   $  98,957,199
  Class B...................................      956,499      13,802,832
  Class C...................................       38,150         550,108
                                              -----------   -------------
Total Dividend Reinvestment.................    7,847,423   $ 113,310,139
                                              ===========   =============
Repurchases:
  Class A...................................  (31,284,344)  $(451,949,019)
  Class B...................................   (6,167,203)    (89,031,089)
  Class C...................................     (387,463)     (5,599,852)
                                              -----------   -------------
Total Repurchases...........................  (37,839,010)  $(546,579,960)
                                              ===========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      4.00%           1.00%
Second..........................................      3.75%            None
Third...........................................      3.50%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.00%            None
Sixth...........................................      1.00%            None
Seventh and Thereafter..........................       None            None

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $46,400 and CDSC on redeemed shares of approximately $711,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the six months ended June 30, 1997, were $1,523,129,768 and $1,723,687,607, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

    Transactions in options for the six months ended June 30, 1997, were as follows:

                                                 CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at December 31, 1996...............       -0-     $        -0-
Options Written and Purchased (Net)............    70,950      (33,495,970)
Options Terminated in Closing Transactions
  (Net)........................................   (54,250)      29,445,525
Options Expired (Net)..........................   (14,700)       3,409,445
                                                  -------     ------------
Outstanding at June 30, 1997...................     2,000     $   (641,000)
                                                  =======     ============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The related futures contracts of the outstanding option transactions as of June 30, 1997, and the description and market value are as follows:

                                                EXPIRATION MONTH/    MARKET VALUE
                                   CONTRACTS     EXERCISE PRICE       OF OPTIONS
---------------------------------------------------------------------------------
U.S. Treasury Bond
  Futures-Purchased Puts Aug 1997
  (Par value of $100,000 per
  contract)......................    2,000           Jul/110           $718,760
                                     -----                             --------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996...........................          -0-
Futures Opened.............................................      11,045
Futures Closed.............................................     (10,345)
                                                                 ------
Outstanding at June 30, 1997...............................         700
                                                                 ======

    The futures contracts outstanding as of June 30, 1997, and the description and unrealized depreciation are as follows:

                                                                 UNREALIZED
                                                   CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------
Short Contracts-U.S. Treasury Long Bond Futures
  Sept 1997 (Current Notional Value of $111,063
     per contract)...............................     700        $1,618,750
                                                      ===        ==========

6. FORWARD COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The following forward purchase commitments were outstanding as of June 30, 1997. The change in value of these items is reflected as a component of unrealized

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

appreciation/depreciation on forwards commitments. The Fund has segregated assets for these open commitments totaling $887.4 million.

Par Amount                                                          Unrealized
  (000)            Description        Expiration   Current Value   Appreciation
-------------------------------------------------------------------------------
 $450,000    FNMA, 8.00% coupon        11/13/97     $460,125,000     $  382,813
  210,000    FNMA, 8.50% coupon        11/13/97      218,072,400        197,400
  100,000    GNMA, 7.50% coupon        07/21/97      100,519,000      2,394,000
                                                    ------------     ----------
                                                    $778,716,400     $2,974,213
                                                    ============     ==========

    At June 30, 1997, the Fund had realized gains on closed but unsettled forward commitments of $8,632,812.

7. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

8. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $1,604,100.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. At December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 107,904,158 shares voted for the proposal, 2,023,787 shares voted against and 6,134,229 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 113,370,163 shares voted in his favor and 2,692,011 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 113,403,427 shares voted in his favor and 2,658,747 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 113,344,120 shares voted in her favor and 2,718,054 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 113,418,477 shares voted in his favor and 2,643,697 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 113,420,169 shares voted in his favor and 2,642,005 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 113,442,115 shares voted in his favor and 2,620,059 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 113,346,883 shares voted in his favor and 2,715,290 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 113,397,573 shares voted in his favor and 2,664,601 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 113,335,869 shares voted in his favor and 2,726,305 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 113,436,068 shares voted in his favor and 2,626,106 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 109,651,335 shares voted for the proposal, 1,137,458 shares voted against and 5,273,381 shares abstained.

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                       28